SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2004


                        Commission File Number: 000-49648

                                  Texxon, Inc.
                 (Name of Small Business Issuer in its charter)

          Oklahoma                                          73-1554122
          --------                                          ----------
(State or other jurisdiction of                       (IRS Employer I.D. No.)
 incorporation or organization)

                           207 N. Gilbert, Suite 210-D
                             Gilbert, Arizona 85234
              (Address of principal executive offices and Zip Code)

                                 (480) 215-0195
              (Registrant's telephone number, including area code)



                                  With copy to:
                             Ronald C. Kaufman, Esq.
                              Kaufman & Associates
                          624 South Boston, 10th Floor
                                 Tulsa, OK 74119
                                  918-584-4463

Item 4.  Changes in Registrant's Certifying Accountant

     On November 15, 2004, Texxon notified Tullius Taylor Sartain and Sartain LLP ("Tullius Taylor") the principal accountants that were engaged to audit Texxon's financial statements, that it had been dismissed as Texxon's principal accountants. Tullius Taylor was engaged by Texxon on March 7, 2003 and issued reports on the financial statements of Texxon from that time through the date of the filing of this report on Form 8-K. During the period subsequent to March 7, 2003 and preceding Tullius Taylor's dismissal, there were no disagreements between Texxon and Tullius Taylor on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedusre, which disagreement(s), if not resolved to the satisfaction of Tullius Taylor, would have caused Tullius Taylor to make a reference to the subject matter of the disagreement(s) in connection with its reports on Texxon's financial statements.

     Tullius Taylor's reports on Texxon's financial statements for the period since their engagement on March 7, 2003 contained no adverse opinions or disclaimers of opinion but were modified as to uncertainty relating to Texxon's ability to continue as a going concern. There were no modifications relating to audit scope or accounting principles.

     Texxon requested a letter from Tullius Taylor as to whether Tullius Taylor agrees or disagrees with the above statements and received response from Tullius Taylor that it agrees with the above statements. Tullius Taylor's response attesting to this agreement, dated November 17, 2004 and addressed to the Securities and Exchange Commission is filed as an exhibit to this report on Form 8-K.

     On November 15, 2004, Texxon engaged Sutton, Robinson, Freeman and Co., P.C. ("Sutton Robinson Freeman") to replace Tullius Taylor as Texxon's new principal accountants to audit Texxon's financial statements. The decision to change accountants from Tullius Taylor to Sutton Robinson Freeman was recommended and approved by Texxon's Board of Directors.



Item 7.  Financial Statements and Exhibits

(c) Exhibits.

        Exhibit No.             Description
        -----------             ------------------------------------------------
        99.6                    Letter regarding Change in Certifying Accountant
                                Dated November 17, 2004


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TEXXON, INC.

                                        /s/ Gifford M. Mabie III
                                        ---------------------------------------
                                        By: Gifford M. Mabie III

DATED:  November 18, 2004